Financial instruments (Tables)	12 Months Ended
Dec. 31, 2014
Financial Instruments Tables
Fair value of non-derivative instruments balance
Year ended December 31	2014	2013	2012
Fair value of US$ Warrants
Balance at beginning of the year	$1,238,000	$241,000	$-
Value attributed to US$ Warrants issued in	-	-	-
the 2012 Financings (see note 7 (iii))	-	-	409,143
Transfer to common shares upon
exercise of US$ Warrants in the year	(1,280,800)	(374,500)	-
Increase (decrease) in fair value during the year	42,800	1,371,500	(168,143)
Fair value of US$ Warrants, end of the year	-	1,238,000	241,000

Value attributed to warrants
As at December 31	2014	2013	2012
Expected dividends paid per common share	n/a	Nil	Nil
Expected life in years	n/a	0.3	1.0
Expected volatility in the price of common shares	n/a	65%	80%
Risk free interest rate	n/a	1.0%	1.2%
Weighted average fair market value per US$ Warrant issued during the year	n/a	n/a	$ US 0.08